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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)           January 13, 2000
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                                RAILAMERICA, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



             0-20618                                     65-0328006
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     (Commission File Number)                 (IRS Employer Identification No.)



                          5300 BROKEN SOUND BLVD., N.W.
                            BOCA RATON, FLORIDA 33487
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (561) 994-6015
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.         OTHER EVENTS

         On January 13, 2000, RailAmerica, Inc. (the "Company") amended its 1998 Common Stock Purchase Rights Agreement (the "Rights Agreement") to provide that EGS Associates, L.P., a Delaware limited partnership, EGS Partners L.L.C., a Delaware limited liability company, Bev Partners, L.P., a Delaware limited partnership, Jonas Partners, L.P., a Delaware limited partnership, William Ehrman, Frederic Greenberg, Frederick Ketcher, Jonas Gerstl, James McLaren or William Lantman would not be considered "Acquiring Persons," as that term is defined in the Rights Agreement, unless such persons shall be the beneficial owners, individually or in the aggregate, of thirty percent (30%) or more of the shares of Common Stock then outstanding; provided, however, that such percentage shall be reduced to twenty percent (20%) upon the earlier of (x) the completion of the merger of Rail Tex, Inc. with and into a wholly-owned subsidiary of the Company and (y) April 30, 2000.

         Reference is made to the Third Amendment to Rights Agreement filed as
Exhibit 4.1 hereto. The Third Amendment set forth in Exhibit 4.1 is hereby incorporated by reference herein.



ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

       EXHIBIT
        NUMBER                             DESCRIPTION
       --------                            -----------


         4.1 Third Amendment to the Rights Agreement, dated as of January 13, 2000, between the Company and American Stock Transfer & Trust Company.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                RAILAMERICA, INC.



Dated:  January 24, 2000        By:   /s/ Donald D. Redfearn
                                    -----------------------------------------
                                Name: Donald D. Redfearn
                                Its:  Chief Administrative Officer, Executive
                                      Vice President and Secretary




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